Managers comments - Growth Portfolio
June 30, 1999 (unaudited)

TRANSAMERICA VIF Growth Portfolio
Portfolio Manager: Jeffrey S. Van Harte

Fund Performance:
The Transamerica VIF Growth Portfolio performed well in first half of 1999, surpassing the performance of the broad market. The Portfolio's total return for the six-month period ended June 30, 1999 was 13.17% in comparison to a 12.39% advance by the S&P for the same period.

Portfolio Manager Comments
The Transamerica VIF Growth Portfolio invests largely in growth stocks that possess superior capacity for significant long-term appreciation. A large portion of our portfolio is invested in technology, which is undergoing a huge innovation cycle.

Experience has shown us that the number-one leaders in their industries accrue far greater rewards than do the companies that place second or third. Strong performers in the Transamerica VIF Growth Portfolio that have demonstrated superior growth in recent months are EMC Corporation, the Gap, Inc., and Knight/Trimark Group, Inc. Our outlook for the Portfolio remains extremely positive, and we believe the merits of its holdings will be reflected well in forthcoming quarters.

Portfolio Asset Mix
         Common Stocks                      97.9%
         Cash and Cash Equivalents           2.1%

Going Forward
The U.S. economy still appears extremely strong, although the rise in interest rates does create a degree of concern going forward. However, we certainly do not expect inflation to re-ignite in the near term. To the contrary, we believe that the technological innovation now benefiting our economy is deflationary for most industries, driving prices lower for consumers. Companies such as those we have purchased for the Transamerica VIF Growth Portfolio are extremely well positioned to benefit from this economic shift.

Comparison of change in value of a $10,000 investment in Transamerica VIF Growth Portfolio with the S&P 500 Index* Average Annual Total Return

As of June 30, 1999        One Year         Five Year        Ten Year
Growth Portfolio           30.76%           40.24%            25.19%
S&P 500 Index              22.77%           27.87%            18.77%

* Hypothetical illustration of $10,000 invested on June 30, 1989, assuming reinvestment of dividends and capital gains at net asset value through June 30, 1999.

The Standard & Poor's 500 Composite Stock Price Index ("S&P 500") consists of 500 widely held, publicly traded common stocks. The S&P 500 Index does not reflect any commissions or fees which would be incurred by an investor purchasing the securities it represents.

The Portfolio is only available through the purchase of variable insurance products. The performance data does not reflect the additional charges associated with such products. Application of these charges would reduce the performance of the Portfolio. Variable products pose investment risks, including loss of capital. Past performance is not predictive of future performance.

 If the Investment Adviser had not waived fees, the returns of the Portfolio would have been lower.

The performance of Growth Portfolio prior to November 1, 1996 is the performance of the Separate Account recalculated to reflect the fees and expenses of the new Fund.

Growth Portfolio - Schedule of Investments
June 30, 1999 (unaudited)

COMMON STOCKS --  97.9%
Broadcasting -- 4.1%
Clear Channel Communications, Inc. (a)      100,000           $  6,893,750

Business Services -- 4.7%
First Data Corporation                      160,000           7,830,000

Chemicals -- 4.4%
Minerals Technologies, Inc.                 60,000            3,348,750
Monsanto Company                           100,000            3,943,750
                                                              7,292,500
Commercial Services -- 4.6%
Quintiles Transnational Corporation (a)     46,640            1,958,880
Sodexho Marriott Services, Inc.             300,000           5,756,250
                                                              ---------
                                                              7,715,130
Communication Services -- 3.0%
Qwest Communications International, Inc.(a) 150,000           4,959,375

Computers & Business Equipment -- 13.8%
Cisco Systems, Inc. (a)                     100,000           6,443,750
Dell Computer Corporation (a)               250,000           9,250,000
EMC Corporation (a)                         130,000           7,150,000
                                                              ---------
                                                              22,843,750
Containers & Packaging -- 1.9%
Sealed Air Corporation (a)                  50,000            3,243,750

Diversified Operations -- 3.0%
Berkshire Hathaway, Inc., Class B (a)       2,200             4,928,000

Drugs & Health Care -- 6.8%
Merck & Company, Inc.                       70,000            5,180,000
Pfizer, Inc.                                55,000            6,036,250
                                                              ---------
                                                              11,216,250
Electronics -- 7.6%
Applied Materials, Inc. (a)                 90,000            6,648,750
Intel Corporation                           100,000           5,950,000
                                                              ---------
                                                              12,598,750
Financial Services -- 10.8%
Charles Schwab Corporation                  114,000          12,525,750
Knight/Trimark Group, Inc. (a)              90,000            5,428,125
                                                             17,953,875

Hotels & Restaurants -- 3.5%
McDonald's Corporation                      140,000           $  5,783,750

Human Resources -- 2.0%
Robert Half International, Inc. (a)         125,000           3,250,000

Leisure & Entertainment -- 1.3%
Pixar, Inc. (a)                             50,000            2,156,250

Retail -- 3.9%
Gap, Inc.                                   127,500           6,422,813

Retail Grocery -- 8.4%
Kroger Company (a)                          280,000           7,822,500
Safeway, Inc. (a)                           125,000           6,187,500
                                                              ---------
                                                              14,010,000
Software -- 9.0%
IMS Health, Inc.                            185,000           5,781,250
Microsoft Corporation (a)                   90,000            8,116,875
Open Text Corporation (a)                   35,000            1,050,000
                                                              ---------
                                                              14,948,125
Technology -- 0.7%
VeriSign, Inc. (a)                           14,000            1,207,500

Transportation -- 4.4%
Kansas City Southern Industries, Inc.       115,000           7,338,437

Total Common Stocks
 (cost  $103,370,560)                                         162,592,005

REPURCHASE AGREEMENT -- 4.3% State Street Bank and Trust Company, 4.00%, due 07/01/99, (collateralized by $6,610,000 par value U.S. Treasury Bond, 7.250%, due 05/15/16, with a value of
$7,259,637, cost $7,115,000)                $ 7,115,000       7,115,000
Total Investments - 102.2%
(cost  $110,485,560)*                                         169,707,005

Liabilities in Excess of Other Assets - (2.2)%                (3,625,992)

Net Assets - 100.0%                                  $        166,081,013

(a)      Non-income producing security

* Aggregate cost for Federal tax purposes. Aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value were $62,974,909 and $3,753,464, respectively. Net unrealized appreciation for tax purposes is $59,221,445.

Managers comments - Money Market Portfolio
June 30, 1999 (unaudited)
TRANSAMERICA VIF Money Market Portfolio
Portfolio Manager: Rex A. Olson

Fund Performance
The Transamerica VIF Money Market Portfolio had good results in the first half of 1999, surpassing the performance of the broad market substantially. The Portfolio's six-month return as of June 30, 1999 was 2.18% in comparison to the IBC Money Fund Report return of 2.15%. Since its inception in January 1998, the Portfolio yielded 4.79% while the IBC Money Market Report has yielded 4.77%.

Portfolio Manager Comments
The Transamerica VIF Money Market Portfolio's objective is to provide liquidity, preservation of principal, and maximize current income. During the second quarter of 1999, the U.S. economy continued to display strength. Consumer spending remained robust, supported by a strong labor market and steady growth in personal income. The strength of domestic demand in the U.S. economy and the low unemployment rate raised concerns that the U.S. economy may be overheating. This caused the Federal Reserve to adopt a tightening bias, citing "the potential for a build-up of inflation imbalances."

At the June 30th Federal Open-Market Committee meeting, the Fed followed up with a 25 basis-point increase moving in the federal funds target rate to 5%, and it adopted a neutral bias. By actively monitoring economic activity, and anticipating the Fed's actions, we achieved excellent results for our shareholders.

 Portfolio Asset Mix
         Commercial Paper  100.0%


Going Forward
The pre-emptive strike by the Fed should help slow the economy to a sustainable pace. Modest economic growth and continued low inflation should keep the Fed on hold during the third quarter. However, further tightening by the Fed cannot be completely ruled out, especially if unemployment continues to inch downward and GDP continues above 4%. Interest rate volatility is likely to remain high over the near term as investors watch upcoming economic releases and weigh the prospects for further rate increases.

Comparison of change in value of a $10,000 investment in Transamerica VIF Money Market Portfolio with the IBC's money fund report*

                                    Average Annual Total Return
As of June 30, 1999                         One Year
Money Market Portfolio                      4.68%
The IBC's Money Fund Report(TM)             4.61%

Money Market Portfolio ($10,723 at 6/30/99) The IBC's Money Fund Report(TM) ($10,722 at 6/30/99)
* Hypothetical illustration of $10,000 invested at inception (January 2, 1998), assuming reinvestment of dividends and capital gains at net asset value through June 30, 1999.

The seven-day current yield as of June 30, 1999 was 4.44%.

The IBC's Money Fund ReportTM -All Taxable, First Tier is a composite of taxable money market funds that meet the SEC's definition of first tier securities contained in Rule 2a-7 under the Investment Company Act of 1940. It does not reflect any commissions or fees which would be incurred by an investor purchasing the securities it represents.

An investment in the Portfolio is neither insured nor guaranteed by the FDIC or any other U.S. government agency. Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio.

The Portfolio is only available through the purchase of variable insurance products. The performance data does not reflect the additional charges associated with such products. Application of these charges would reduce the performance of the Portfolio. Variable products pose investment risks, including loss of capital. Past performance is not predictive of future performance.

          If the Investment Adviser had not waived fees and reimbursed expenses, the returns of the Portfolio would have been lower.

Money Market Portfolio - Schedule of Investments
June 30, 1999 (unaudited)

COMMERCIAL PAPER - DOMESTIC -- 99.0%
Banking -- 4.4%
Bank of New York
         4.900%            09/01/99         $  425,000        $  421,413

Commercial Financial Services -- 23.4%
Ameritech Capital Funding Corporation
         4.970%            07/09/99         400,000           399,558
Assets Securitization Cooperative Corporation
         4.900%            07/20/99         460,000           458,811
Associates Corporation of North America
         4.960%            08/09/99         490,000           487,367
General Electric Capital Corporation
         4.810%            09/09/99         450,000           445,791
John Deere Finance Ltd.
         4.790%            08/10/99         450,000           447,605
                                                              -------
                                                              2,239,132

Conglomerate -- 4.9%
Gillette Company
         4.870%            08/05/99         470,000           467,775

Consumer Financial Services -- 14.5%
Ford Motor Credit Company
         4.760%            07/08/99         320,000           319,704
         4.870%            07/27/99         175,000           174,384
Motorola Credit Corporation
         5.000%            08/03/99         500,000           497,708
Toyota Motor Credit Corporation
         4.790%            07/01/99         100,000           100,000
         4.940%            07/16/99         300,000           299,383
                                                              -------
                                                              1,391,179

Consumer Products -- 3.9%
The Procter & Gamble Company
         4.870%            07/12/99         175,000           174,740
         4.850%            07/28/99         200,000           199,272
                                                              -------
                                                              374,012
Electric Utilities -- 5.2%
Florida Power Corporation
         5.150%            07/06/99         495,000           494,646

Electrical Equipment -- 2.1%
Emerson Electric Company
         5.050%            07/06/99         200,000           199,860

Financial Services -- 14.4%
Caterpillar Financial Services
         4.780%            07/09/99         225,000           224,761
         4.840%            07/28/99         245,000           244,111
Export Development Corporation
         4.790%            07/22/99         435,000           433,784
Merrill Lynch & Company, Inc.
         4.790%            07/16/99         374,000           373,254
         5.070%            07/19/99         100,000           99,746
                                                              ------
                                                              1,375,656

Food & Beverages -- 5.6%
Anheuser-Busch Companies, Inc.
         5.180%            07/02/99         $   100,000       $ 99,985
Coca Cola Company
         4.760%            07/30/99         150,000           149,425
         4.770%            07/30/99         285,000           283,905
                                                              -------
                                                              533,315
Oil -- 5.1%
Chevron Corporation
         4.980%            07/21/99         490,000           488,644

Retail Grocery -- 5.0%
Albertson's, Inc.
         4.930%            07/06/99         475,000           474,675

Telecommunications -- 5.7%
AT&T Corporation
         4.780%            08/04/99         400,000           398,194
BellSouth Telecommunications, Inc.
         4.830%            07/16/99         150,000           149,698
                                                              -------
                                                              547,892
Transportation Services -- 4.8%
United Parcel Service of America, Inc.
         4.950%            07/02/99         165,000           164,977
         5.000%            07/02/99         300,000           299,959
                                                              -------
                                                              464,936
Total Commercial Paper - Domestic
 (amortized cost $9,473,135)                                  9,473,135

COMMERCIAL PAPER - FOREIGN -- 3.6%
Canadian Wheat Board
         4.790%            08/25/99         350,000           347,439
(amortized cost $347,439)

Total Investments - 102.6%
(amortized cost  $9,820,574)                                  9,820,574

Liabilities in Excess of Other Assets - (2.6)%                (246,118)
 Net Assets - 100.0%                                          $ 9,574,456



Statements of assets and liabilities
June 30, 1999 (unaudited)
                                                              Growth                    Money Market
                                                              Portfolio                 Portfolio
Assets
Investments, at cost                                          $110,485,560              $9,820,574

Investments, at value                                         $169,707,005              $9,820,574
Cash                                                          229                       -
Receivables:
         Fund shares sold                                     609,261                   209,001
         Dividends and interest                               21,541                    -
         Reimbursement from administrator                     7,498                     16,917
Other Assets                                                  3,980                     156
                                                              170,349,514               10,046,648
Liabilities
Payables:
                  Securities purchased                        4,044,943                 -
                  Fund shares redeemed                        -                         19,484
                  Advisory fees                               191,594                   5,389
                  Directors fees                              1,615                     96
Disbursement in excess of demand deposit cash                 -                         404,444
Other accrued expenses                                        30,349                    42,779
                                                              4,268,501                 472,192
Total Net Assets                                              $166,081,013              $9,574,456

Net Assets Consist of:
Paid in capital                                               $105,916,127              $9,574,456
Undistributed net investment loss                             (363,569)                 -
Accumulated net realized gain on investments                  1,307,010                 -
Net unrealized appreciation of investments                    59,221,445                -
Total Net Assets                                              $166,081,013              $9,574,456

Shares Outstanding                                            7,579,265                 9,574,456
Net Asset Value Per Share                                        $21.91                     $ 1.00

Statements of operations
Six months ended June 30, 1999 (unaudited)
                                                              Growth                    Money Market
                                                              Portfolio                 Portfolio
Investment Income
Interest income                                               $103,145                 $190,092
Dividend income                                               111,818                   -
                                                              214,963                   190,092

Expenses
Investment adviser fee                                        510,470                   13,436
Custodian fees                                                33,107                    16,656
Administration fees                                           30,803                    25,384
Audit fees                                                    13,895                    7,597
Transfer agent fees                                           12,775                    10,357
Printing expenses                                             5,583                     1,013
Directors' fees                                               1,615                     96
Other expenses                                                2,004                     274
Total expenses before waiver and reimbursement                610,252                   74,813
Reimbursed expenses and waived fees                          (31,720)                  (51,789)
Net expenses                                                  578,532                   23,024

Net Investment Income (Loss)                                  (363,569)                 167,068

Net Realized and Unrealized Gain on Investments
Net realized gain on investments                              800,174                   -
Net change in unrealized appreciation of investments          14,413,718                -
Net Realized and Unrealized Gain on Investments               15,213,892                -

Net Increase In Net Assets Resulting From Operations        $14,850,323                $167,068




GROWTH PORTFOLIO - STATEMENTS OF CHANGES IN NET ASSETS

                                                     Period ended               Year ended
                   June 30, 1999 (Unaudited) December 31, 1998
Increase in Net Assets
Operations:
         Net investment loss                $        (363,569)         $        (223,391)
         Net realized gain on investments            800,174                    7,971,054
         Net change in unrealized appreciation of investments
                                                     14,413,718                 18,232,158
Net increase in net assets resulting from operations
                                                     14,850,323                 25,979,821

Dividends and Distributions to Shareholders:
                  Net realized gains                 -                          (8,918,631)

Fund Share Transactions (Note 3)                      43,338,511                 44,452,582

Net increase in net assets                           58,188,834                 61,513,772

Net Assets
Beginning of period                                  107,892,179                46,378,407
End of period                               $        166,081,013       $        107,892,179




MONEY MARKET PORTFOLIO - STATEMENTS OF CHANGES IN NET ASSETS

                                                     Period ended               Period ended
                  June 30, 1999 (Unaudited) December 31, 1998*
Increase in Net Assets
Operations:
         Net investment income              $        167,068           $        161,269
         Net realized gain on investments            -                           -
         Net change in unrealized appreciation of investments
                                                     -                          -
Net increase in net assets resulting from operations
                                                     167,068                    161,269

Dividends and Distributions to Shareholders:
 Net investment income                               (167,068)                  (161,269)

Fund Share Transactions (Note 3)                     2,771,402                  6,803,054

Net increase in net assets                           2,771,402                  6,803,054

Net Assets
Beginning of period                                  6,803,054                  -
End of period                               $        9,574,456         $        6,803,054

* The Portfolio commenced operations on January 2, 1998.

GROWTH PORTFOLIO - FINANCIAL HIGHLIGHTS
                                    Period ended
                                    June 30, 1999             Year ended December 31,
                                    (Unaudited)      1998     1997     1996     1995    1994
Net Asset Value
Beginning of period                 $19.360          $14.750  $10.930  $8.582   $5.615  $5.239

Operations:
Net investment loss                 (0.002)          (0.013)  (0.050)  (0.065)  (0.069) (0.042)
Net realized and unrealized gain    2.552            6.380    5.130    2.413    3.036   0.418
Total from investment operations    2.550            6.367    5.080    2.348    2.967   0.376

Dividends/Distributions to Shareholders:
Net realized gains                  -                (1.757)  (1.260)  -        -       -

Net Asset Value
End of period                       $21.910          $19.360  $14.750  $10.930  $8.582  $5.615

Total Return (a)                    13.17%           43.28%   46.50%   27.36%   52.84%  7.19%

Ratios and Supplemental Data:
Expenses to average net assets (1)  0.85% (3)         0.85%    0.85%    1.27%   1.41%    1.43%
Net investment loss to average net assets (2)
                                    (0.53%) (3)      (0.32%)  (0.39%)  (0.68%)  (0.94%) (0.80%)
Portfolio turnover rate              13.00%          34.41%   20.54%   34.58%   18.11%  30.84%
Net Assets, end of period (in thousands)
                                    $166,081         $107,892  $46,378  $32,238  $25,738  $17,267

* Prior to November 1, 1996, activity represents accumulated unit values of the Separate Account which have been converted to share values for presentation purposes.

(a) Total return is not annualized for periods less than one year.

(1) If the Investment Adviser had not waived expenses, the ratio of operating expenses to average net assets would have been 0.90%, 0.96%, 0.98% and 1.34% for the period ended June 30, 1999 and years ended December 31, 1998 and 1997 and 1996, respectively.

(2) If the Investment Adviser had not waived expenses, the ratio of net investment loss to average net assets would have been (0.58%), (0.44%), (0.52%) and (0.75%) for the period ended June 30, 1999 and years ended December 31, 1998 and 1997 and 1996, respectively.

(3) Annualized

MONEY MARKET PORTFOLIO - FINANCIAL HIGHLIGHTS

                                                     Period ended               Period ended
                  June 30, 1999 (Unaudited) December 31, 1998*
Net Assets Value
Beginning of period                                  $        1.000             $       1.000

Operations:
Net investment income                                         0.021                     0.048

Dividends/Distributions to Shareholders:
Net investment income                                         (0.021)                   (0.048)
Total distributions                                           (0.021)                   (0.048)

Net Asset Value
End of period                                        $        1.000             $       1.000

Total Return(a)                                               2.18%                     4.93%

Ratios and Supplemental Data:
Expenses to average net assets (1)(3)                         0.60%                    0.60%
Net investment income to average net assets (2)(3)            4.34%                     4.81%
Net Assets, end of period (in thousands)             $         9,574            $       6,803

*  The Portfolio commenced operations on January 2, 1998.

(a) Total return is not annualized for periods less than one year.

(1) If the Investment Adviser had not waived expenses, the ratio of operating expenses to average net assets would have been 1.94% and 3.03% for the periods ended June 30, 1999 and December 31, 1998, respectively.

(2) If the Investment Adviser had not waived expenses, the ratio of net investment income to average net assets would have been 2.99% and 2.38% for the periods ended June 30, 1999 and December 31, 1998, respectively.

(3) Annualized.

1.  Organization and Summary of Significant Accounting Policies

Transamerica Variable Insurance Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as an open-end management investment company. The Fund was established as a Maryland Corporation on June 23, 1995. The Fund
currently consists of two investment portfolios, the Growth Portfolio and the Money Market Portfolio (the "Portfolios"). The Growth Portfolio's investment objective is long-term capital growth and the Money Market Portfolio's investment objective is to maximize current income.

The Growth Portfolio is the successor to Transamerica Occidental's Separate Account Fund C (the "Separate Account") which was organized as an open-end diversified management investment company. On November 1, 1996, all investments held by the Separate Account, with a fair value of $29,567,077 and a cost basis of $15,661,836, were transferred to the Growth Portfolio of the Fund. In exchange for these investments, the Separate Account received all of the outstanding shares (2,956,116) of the Growth Portfolio. This transaction was accounted for in a manner similar to a pooling of interests. Thereafter, the Separate Account's only investment is shares of the Growth Portfolio. Effective October 31, 1996, the net asset value of the Growth Portfolio was re-priced at $10 per unit. All previous accumulation unit values of the Separate Account have been restated for presentation purposes to account for this change. The Money Market Portfolio commenced operations on January 2, 1998.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements:

(A) Valuation of Securities
Equity securities traded on a national exchange, NASDAQ and over-the-counter securities are valued at the last sale price. Securities for which market quotations are not readily available are valued at fair value as determined in good faith pursuant to procedures established by the Fund's Board of Directors. Debt securities with a maturity of 60 days or less, and all investments in the Money Market Portfolio are valued at amortized cost, which approximates market value.

(B) Repurchase Agreements
The Portfolios may enter into repurchase agreements with Federal Reserve System member banks or U.S. securities dealers. A repurchase agreement occurs when the Portfolios purchase an interest-bearing debt obligation and the seller agrees to repurchase the debt obligation on a specified date in the future at an agreed-upon price. If the seller is unable to make a timely repurchase, the Portfolio's expected proceeds could be delayed, or the Portfolio could suffer a loss in principal or current interest, or incur costs in liquidating the collateral.

(C) Securities Transactions and Investment Income
Securities transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date and interest income is recorded daily on an accrual basis. Realized gains and losses on investments are determined using the identified cost method for both financial statement and Federal income tax purposes. The aggregate cost of securities purchased (excluding short-term investments) and proceeds from sales for the Growth Portfolio were $58,532,743 and $17,012,567 respectively, for the period ended June 30, 1999.

(D) Dividends and Distributions
The Growth Portfolio declares and distributes dividends from net investment income and net realized capital gains, if any, at least annually. The Money Market Portfolio declares dividends daily and pays such dividends monthly. Net realized capital gains, if any, are distributed at least annually. All distributions are paid in shares of the relevant Portfolio at net asset value.

(E) Federal Income Taxes
The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

(F)  Use of Estimates
The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amount of assets and liabilities at the date of financial statements and the reported amounts of revenue and expenses during the period. Actual results could differ from those estimates.


2. Investment Advisory Fees and Other Transactions With Affiliates

The Fund has entered into an Investment Advisory Agreement with Transamerica Occidental Life Insurance Company ("the "Adviser"), a wholly owned subsidiary of Transamerica Insurance Corporation of California, which in turn is a wholly owned subsidiary of Transamerica Corporation. For its services to the Growth Portfolio, the Adviser receives an annual advisory fee of 0.75% of the average daily net assets of the Portfolio. For its services to the Money Market Portfolio, the Adviser receives an annual advisory fee of 0.35% of the average daily net assets of the Portfolio.

The Adviser has contracted with Transamerica Investment Services, Inc., a wholly-owned subsidiary of Transamerica Corporation to provide investment advice to the Portfolios. Transamerica Investment Services receives its fee directly from the Adviser, and receives no compensation from the Portfolios.

The Adviser, at its discretion, has agreed to waive its fee and assume any other operating expenses (other than certain extraordinary or non-recurring expenses) of the Growth and Money Market Portfolios which exceed 0.85% and 0.60%, respectively, of the average daily net assets of the Portfolios.

No officer, director, or employee of the Investment Adviser, the Administrator or any of their respective affiliates receives any compensation from the Funds for acting as director or officer of the Company. Each director of the Company who is not an "interested person" (as that term is defined in the 1940 Act) receives from the Funds a $500 annual fee, and $250 for each meeting of the Company's Board attended, and is reimbursed for expenses incurred in connection with such attendance. For the period ended June 30, 1999, the Funds expensed aggregate fees of $1,711 to all directors who are not affiliated persons of the Adviser.






3. Capital Stock Transactions

The Fund has one billion shares of $0.001 par value stock authorized. As of June 30, 1999, the Growth Portfolio was authorized to issue one hundred million shares.

                                    Period ended                       Year ended
                                    June 30, 1999                      December 31, 1998
Growth Portfolio                   Shares           Amount            Shares            Amount
Capital stock sold                 2,198,382         $47,410,389       2,397,169        $43,159,237
Capital stock issued upon
         reinvestment of dividends
         and distributions          -                -                 464,996           8,918,618
Capital stock redeemed              (192,767)         (4,071,878)      (432,728)        (7,625,273)
Net increase                        2,005,615        $43,338,511       2,429,437        $44,452,582


As of June 30, 1999, the Money Market Portfolio was authorized to issue one hundred million shares.

                                    Period ended                       Period ended
                                    June 30, 1999                      December 31, 1998*
Money Market Portfolio              Shares           Amount            Shares           Amount
Capital stock sold                  8,386,344         $8,386,344         9,566,932       $ 9,566,932
Capital stock issued upon
         reinvestment of dividends
         and distributions           167,068          167,068          161,266           161,266
Capital stock redeemed              (5,782,010)      (5,782,010)       (2,925,144)      (2,925,144)
Net increase                        2,771,402        $2,771,402        6,803,054        $6,803,054

* Portfolio commenced operations January 2, 1998.


SPECIAL MEETING OF SHAREHOLDERS

On June 16, 1999, the Fund held a special meeting of its shareholders for the purpose of approving new investment advisory and sub-advisory agreements, in addition to certain other matters. This meeting was prompted by the acquisition of Transamerica Corporation, the parent company of the Fund's investment adviser, Transamerica Occidental Life Insurance Company, and the Fund's sub-adviser, Transamerica Investment Services, Inc., by AEGON, N.V., a Dutch insurance company. This acquisition occurred on July 21, 1999, at which time the new investment advisory and sub-advisory agreements became effective.

The following are the proposals that were presented to the shareholders and the results of the votes:

------------------------------------ ----------------------------------- ---------------------------------------
                                              Growth Portfolio                   Money Market Portfolio
------------------------------------ ----------------------------------- ---------------------------------------
---------------------------- ------------- ------------- ------------- ------------- ------------- -------------
                             For           Against       Abstain       For           Against       Abstain
---------------------------- ------------- ------------- ------------- ------------- ------------- -------------
---------------------------- ------------- ------------- ------------- ------------- ------------- -------------
1.       To approve the      2,924,687     18,990        373,084       9,623,737     106,338       804,600
new investment advisory
agreement between the
Portfolio and Transamerica
Occidental Life Insurance
Company.
---------------------------- ------------- ------------- ------------- ------------- ------------- -------------
---------------------------- ------------- ------------- ------------- ------------- ------------- -------------
2.       To approve the      2,943,075     634           373,052       9,595,882     113,229       825,580
new investment
sub-advisory agreement,
relating to the Portfolio,
between  Transamerica
Occidental Life Insurance
Company and
Transamerica Investment
Services, Inc
---------------------------- ------------- ------------- ------------- ------------- ------------- -------------

---------------------------- ------------------------------------------ ----------------------------------------
                                         Growth Portfolio                       Money Market Portfolio
---------------------------- ------------------------------------------ ----------------------------------------
---------------------------- ----------------------- ------------------ ---------------------- -----------------
                                For The Nominee           Abstain          For The Nominee         Abstain
---------------------------- ----------------------- ------------------ ---------------------- -----------------
---------------------------- ----------------------- ------------------ ---------------------- -----------------
3. To elect as Directors the nominees listed below:

Gary U. Rolle
Peter J. Sodini              3,232,186               84,571             9,506,082              1,026,608
Jon C. Strauss               3,250,511               66,250             9,321,077              1,213,615
Dr. James H. Garrity         3,070,540               252,667            9,515,626              1,019,064
                             3,156,470               160,290            9,362,972              1,171,719
---------------------------- ----------------------- ------------------ ---------------------- -----------------

 .
---------------------------- ------------------------------------------ ----------------------------------------
                                         Growth Portfolio                       Money Market Portfolio
---------------------------- ------------------------------------------ ----------------------------------------
---------------------------- ------------- ------------- -------------- ------------ ------------- -------------
                             For           Against       Abstain        For          Against       Abstain
---------------------------- ------------- ------------- -------------- ------------ ------------- -------------
---------------------------- ------------- ------------- -------------- ------------ ------------- -------------
4.       To ratify the       3,255,016     18,400        43,344         9,680,271    71,709        782,712
selection by the Board of
Directors of Ernst & Young
LLP as independent public
accountants for the fiscal
year ending December 31,
1999.
---------------------------- ------------- ------------- -------------- ------------ ------------- -------------



PREPARING FOR YEAR 2000

Many computer software systems in use today cannot distinguish the year 2000 from the year 1900 because dates are encoded using the standard six-place format that allows entry of only the last two digits of the year. This is commonly known as the "Year 2000 Problem." This issue could adversely impact the Fund if the computer systems used by the Fund's Investment Advisor, Sub-Adviser, Custodian, Transfer Agent and other service providers do not accurately process date information after January 1, 2000. The Investment Adviser and Sub-Adviser are addressing this issue by testing the computer systems they use to ensure that those systems will operate properly after January 1, 2000, and they are also seeking assurances from the Custodian, Transfer Agent and other service providers they use that their computer systems will be adapted to address the Year 2000 Problem in time to prevent adverse consequences after January 1, 2000. However, especially when taking into account interaction with other systems, it is difficult to predict with precision that there will be no disruption of services in connection with the year 2000.